Vanguard Cash Reserves Federal Money Market Fund
Summary Prospectus
 December 20, 2024
Admiral™ Shares
Vanguard Cash Reserves Federal Money Market Fund Admiral Shares (VMRXX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated December 20, 2024, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.10%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
Principal Investment Strategies
The Fund invests primarily in high-quality, short-term money market instruments. Under normal circumstances, at least 80% of the Fund’s assets are invested in securities issued by the U.S. government and its agencies and instrumentalities, including repurchase agreements that are collateralized solely by U.S. government securities or cash. Although these securities are high-quality, some of the securities held by the Fund are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Fund generally invests 100% of its assets in U.S. government securities and therefore satisfies the 99.5% requirement for designation as a government money market fund.
Principal Risks
The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund’s performance and the level of risk may vary based on market conditions:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high. A low or negative interest rate environment will adversely affect the Fund’s return. Low or negative interest rates, depending on their duration and severity, could prevent the Fund from, among other things, providing a positive yield and/or maintaining a stable share price of $1.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.
• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund invests more than 25% of its assets in securities issued by companies in the financial services industry, the Fund’s performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.
• Repurchase agreements risk, which is the chance that a counterparty to a repurchase agreement may not fulfill its contractual obligations causing the Fund to lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Annual Total Returns
Effective September 29, 2020, the Fund changed its investment strategy and name, and changed its designation to a government money market fund. Performance for the periods prior to September 29, 2020, is based on the investment strategy utilized by the Fund prior to September 29, 2020, under the name Vanguard Prime Money Market Fund. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a comparative benchmark, which have investment characteristics similar to those of the Fund. Returns for the U.S. Government Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Cash Reserves Federal Money Market Fund Admiral Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2024, was 4.02%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	1.34%	December 31, 2023
Lowest	0.00%	June 30, 2021
Average Annual Total Returns for Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Vanguard Cash Reserves Federal Money Market Fund Admiral Shares	5.10%	1.90%	1.33%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	5.26%	1.91%	1.25%
U.S. Government Money Market Funds Average	4.60	1.53	0.92
Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager
Nafis T. Smith, Portfolio Manager at Vanguard. He has managed the Fund since 2017.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). When your trade is processed depends on the day and time Vanguard receives your request in good order and the manner in which it is submitted. Generally, trades placed after the close of business are processed during the next business day. The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Cash Reserves Federal Money Market Fund Admiral Shares—Fund Number 66
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 30 122024